Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

patagonia
L'OCCITANE
Dr. Martens
POTOMAC WINES & SPIRITS

Q2 2023

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

Table of Contents		Supplemental Report – June 30, 2023

Section I – Second Quarter 2023 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	28
Market Capitalization	4	Core Top Tenants	33
Operating Statements		Core Lease Expirations	34
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	35
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	36
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), FFO Before Special Items, Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	37
Fee Income	14	Fund Properties	39
Structured Financing	15	Fund Lease Expirations	42
		Development and Redevelopment Activity	43
Other Information
Transactional Activity	16
2023 Revised Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	22	Important Notes	45
Detail	23
Maturities	25
Interest Rate Summary	27

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2023		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Stuart Seeley	Symbol AKR
	Suite 300	Senior Managing Director of Strategy & Public Markets
Rye, NY 10580
Jennifer Han
Director, Reporting & Investor Relations

(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – June 30, 2023	(Including pro-rata share of Fund debt, in thousands)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	95,297			Balance at 12/31/2022	95,121	5,134	100,255
Common Operating Partnership ("OP") Units	5,405			Vesting RS and LTIPs	8	321	329
Combined Common Shares and OP Units	100,702			OP Conversions	37	(37)	—
				Other	42	—	42
Share Price at June 30, 2023	$14.39			Balance at 3/31/2023	95,208	5,418	100,626	95,189	95,189	105,239	105,239
				Vesting RS and LTIPs	30	41	71
Equity Capitalization - Common Shares and OP Units	$1,449,102			OP Conversions	54	(54)	—
Preferred OP Units [2]	6,675			Other	5	—	5
Total Equity Capitalization	1,455,777	50%	51%	Balance at 6/30/2023	95,297	5,405	100,702	95,260	95,225	102,642	102,525

Debt Capitalization
Consolidated debt [3]	1,774,552
Adjustment to reflect pro-rata share of debt	(343,240)
Total Debt Capitalization	1,431,312	50%	49%

Total Market Capitalization	$2,887,089	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $14,745 and pro-rata share of Funds cash of $3,654 for $18,399 of total cash netted against debt.
2.
Represents 188 Series A and 126,384 Series C Preferred OP Units convertible into 25,067 and 438,831 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $11,528 of unamortized premium and unamortized loan costs.

4

Consolidated Income Statement
Supplemental Report – June 30, 2023	(in thousands)

	June 30, 2023 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$88,141	$168,878
Other	1,807	2,909
Total revenues	89,948	171,787
Operating expenses
Depreciation and amortization	34,056	67,229
General and administrative	10,643	20,589
Real estate taxes	11,381	22,860
Property operating	14,210	29,343
Total operating expenses	70,290	140,021

Operating income	19,658	31,766
Equity in losses of unconsolidated affiliates	(1,437)	(1,408)
Interest and other income	4,970	9,788
Realized and unrealized holding gains on investments and other	1,815	28,572
Interest expense	(22,089)	(43,676)
Income from continuing operations before income taxes	2,917	25,042
Income tax provision	(165)	(288)
Net income	2,752	24,754
Net loss attributable to redeemable noncontrolling interests	1,091	3,166
Net loss (income) attributable to noncontrolling interests	5,433	(5,284)
Net income attributable to Acadia	$9,276	$22,636

	June 30, 2023 [1]
	Quarter	Year to Date
Reconciliation of Property Revenues to Consolidated GAAP Revenues
Total Property Revenues	$76,803	$156,404
Straight-line rent income	1,201	1,496
Above/below-market rent income [8]	9,498	11,103
Asset and property management fees	167	391
Development, construction, leasing and legal fees	49	119
Other income [9]	2,230	2,274
Consolidated Total Revenues	$89,948	$171,787

Reconciliation of Property Operating Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$10,766	$22,564
Other property operating (Non-CAM)	3,304	6,465
Asset and property management expense	140	314
Consolidated Total Property Operating Expenses	$14,210	$29,343

Consolidated Income Statement - Detail
Supplemental Report – June 30, 2023	(in thousands)

	June 30, 2023 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$60,704	$122,993
Percentage rents	435	1,144
Expense reimbursements - CAM	6,973	14,748
Expense reimbursements - Taxes	8,066	16,147
Other property income	625	1,372
Total Property Revenues	76,803	156,404

PROPERTY EXPENSES
Property operating - CAM	10,709	22,511
Other property operating (Non-CAM)	3,304	6,465
Real estate taxes	11,381	22,860
Asset and property management expense	140	314
Total Property Expenses	25,534	52,150

NET OPERATING INCOME - PROPERTIES	51,269	104,254

OTHER INCOME (EXPENSE)
Interest income	4,970	9,788
Straight-line rent income (expense)	1,201	1,496
Above/below-market rent income (expense) [8]	9,498	11,103
Interest expense [2]	(20,561)	(40,565)
Amortization of finance costs	(1,446)	(2,962)
Above/below-market interest income (expense)	26	52
Finance lease interest expense	(108)	(201)
Other (expense) income [9]	2,077	2,404
CORE PORTFOLIO AND FUND INCOME	46,926	85,369

FEE AND OTHER INCOME [3]
Asset and property management fees	167	391
Development, construction, leasing and legal fees	49	119
Total Fund Fee Income	216	510

Net promote and other transactional income	—	28,207
Total Fund Fee Income, Net Promote and Other Transactional Income	216	28,717

Unrealized holding gains on investments	1,713	(346)
Realized gains on investments	198	528
Income tax provision	(165)	(288)
Total Fee and Other (Loss) Income	1,962	28,611

General and Administrative	(10,643)	(20,589)

Depreciation and amortization	(33,963)	(67,049)
Non-real estate depreciation and amortization	(93)	(180)
Gain (loss) before equity in earnings and noncontrolling interests	4,189	26,162

Equity in losses of unconsolidated affiliates	(1,437)	(1,408)
Noncontrolling interests (including redeemable noncontrolling interests)	6,524	(2,118)

NET INCOME ATTRIBUTABLE TO ACADIA	$9,276	$22,636

Income Statement – Pro-Rata Adjustments
Supplemental Report – June 30, 2023	(in thousands)

	Quarter Ended June 30, 2023		Year to Date June 30, 2023
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(25,475)	$14,272	$(50,802)	$27,802
Percentage rents	(83)	40	(301)	259
Expense reimbursements - CAM	(3,525)	1,849	(7,119)	3,425
Expense reimbursements - Taxes	(2,916)	2,709	(5,896)	5,355
Other property income	(258)	97	(587)	188
Total Property Revenues	(32,257)	18,967	(64,705)	37,029

PROPERTY EXPENSES
Property operating - CAM	(4,845)	1,817	(9,892)	3,881
Other property operating (Non-CAM)	(971)	357	(1,806)	645
Real estate taxes	(4,232)	3,006	(8,290)	5,756
Asset and property management expense	(424)	521	(902)	1,100
Total Property Expenses	(10,472)	5,701	(20,890)	11,382
NET OPERATING INCOME - PROPERTIES	(21,785)	13,266	(43,815)	25,647

OTHER INCOME (EXPENSE)
Interest income	(68)	9	(116)	19
Straight-line rent income (expense)	(424)	91	(757)	322
Above/below-market rent income (expense) [8]	(877)	1,010	(1,583)	2,198
Interest expense	10,895	(6,148)	21,313	(11,721)
Amortization of finance costs	728	(345)	1,504	(690)
Above/below-market interest income (expense)	—	24	—	45
Finance lease interest expense	45	(65)	84	(69)
Other income (expense) [9]	(1,129)	46	(1,440)	56
Accelerated amortization due to early lease termination	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(12,615)	7,888	(24,810)	15,807

FEE AND OTHER INCOME [3]
Asset and property management fees	2,412	150	5,001	297
Development, construction, leasing and legal fees	2,264	(234)	3,391	164
Total Fund Fee Income	4,676	(84)	8,392	461

Net promote and other transactional income	—	—	(16,924)	—
Total Fund Fee Income, Net Promote and Other Transactional Income	4,676	(84)	(8,532)	461

Unrealized holding gains on investments	—	—	2,125	—
Realized gains on investments	—	—	(198)	—
Income tax provision	59	(6)	147	(10)
Total Fee and Other (Loss) Income	4,735	(90)	(6,458)	451

General and Administrative	208	(180)	833	(338)
Depreciation and amortization	14,770	(9,055)	29,685	(17,328)
(Loss) gain before equity in earnings and noncontrolling interests	7,098	(1,437)	(750)	(1,408)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests (including redeemable noncontrolling interests) [6]	(574)	—	(1,368)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$6,524	$(1,437)	$(2,118)	$(1,408)

7

Balance Sheet
Supplemental Report – June 30, 2023	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$881,717	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,997,760	Core	$59,097
Tenant improvements	239,305	Fund II	35,885
Construction in progress	16,836	Fund III	27,293
Right-of-use assets - finance leases	25,086	Total	$122,275
	4,160,704
Less: Accumulated depreciation and amortization	(774,128)
Operating real estate, net	3,386,576
Real estate under development	122,275	Summary of other assets, net:
Net investments in real estate	3,508,851	Deferred charges, net	$29,931
Notes receivable, net ($899 of allowance for credit losses)	123,902	Accrued interest receivable	22,157
Investments in and advances to unconsolidated affiliates	191,925	Due from seller	3,036
Lease intangibles, net	86,120	Prepaid expenses	14,256
Other assets, net	133,808	Other receivables	1,883
Right-of-use assets - operating leases, net	35,481	Income taxes receivable	1,114
Cash and cash equivalents	17,193	Corporate assets, net	1,108
Restricted cash	12,325	Deposits	2,641
Marketable securities	35,940	Derivative financial instruments	57,682
Straight-line rents receivable, net	36,360	Total	$133,808
Rents receivable, net	11,197
Assets of properties held for sale	11,057
Total assets	$4,204,159

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$935,348
Unsecured notes payable, net	647,589	Summary of accounts payable and other liabilities:
Unsecured line of credit	180,087	Lease liability - finance leases, net	$7,236
Accounts payable and other liabilities	116,286	Accounts payable and accrued expenses	56,315
Lease liability - operating leases, net	33,445	Deferred income	34,886
Dividends and distributions payable	18,519	Tenant security deposits, escrow and other	17,849
Lease intangibles, net	66,355	Total	$116,286
Distributions in excess of income from, and investments in, unconsolidated affiliates	8,588
Total liabilities	2,006,217
Commitments and contingencies
Redeemable noncontrolling interests	59,833
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,947,779
Accumulated other comprehensive income	49,855
Distributions in excess of accumulated earnings	(312,057)
Total Acadia shareholders’ equity	1,685,672
Noncontrolling interests	452,437
Total equity	2,138,109
Total liabilities, redeemable noncontrolling interests, and equity	$4,204,159

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2023	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(213,777)	$68,773
Buildings and improvements	(732,844)	252,641
Tenant improvements	(45,610)	20,694
Construction in progress	(3,981)	997
Right-of-use assets - finance leases	(2,346)	22,336
	(998,558)	365,441
Less: Accumulated depreciation and amortization	127,109	(70,879)
Operating real estate, net	(871,449)	294,562
Real estate under development	(35,477)	8,566
Net investments in real estate	(906,926)	303,128
Notes receivable, net ($899 of allowance for credit losses)	66,181	—
Investments in and advances to unconsolidated affiliates	(86,004)	(101,709)
Lease intangibles, net	(27,467)	10,015
Other assets, net	5,905	7,041
Right-of-use assets - operating leases, net	(1,856)	—
Cash and cash equivalents	(6,939)	8,145
Restricted cash	(8,531)	3,621
Marketable securities	—	—
Straight-line rents receivable, net	(8,091)	4,992
Rents receivable, net	(2,918)	2,344
Total assets	$(976,646)	$237,577

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(543,550)	$205,014
Unsecured notes payable, net	(1,598)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(26,128)	26,629
Lease intangibles, net	(23,912)	6,639
Lease liability - operating leases, net	(2,996)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(1,944)	7,879
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(8,588)
Total liabilities	(600,128)	237,577
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(376,518)	—
Total equity	(376,518)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(976,646)	$237,577

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – June 30, 2023	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $2.0 million and $4.0 million, respectively, for the three and six months ended June 30, 2023.
3.
Refer to Fee Income by Fund page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the income allocable to Operating Partnership Units of $0.6 million and $1.4 million, respectively, for the three and six months ended June 30, 2023.
7.
The Company currently has controlling ownership interests in Funds II, III, IV & V and Mervyns II, as well as controlling interests in non-wholly owned partnerships, which are consolidated within the Company's financial statements.
8.
The three months ended June 30, 2023 included a non-recurring gain of $7.8 million, or $0.08 per share, from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco, California.
9.
Other income primarily represents approximately $2.0 million of settlement income within the Funds, or $1.1 million at the Company’s share, for the three months ended June 30, 2023 and six months ended June 30, 2023.

10

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – June 30, 2023	(in thousands)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2023	June 30, 2023	June 30, 2023	June 30, 2022	June 30, 2022
Funds from operations ("FFO"):
Net Income attributable to Acadia	$13,360	$9,276	$22,636	$(374)	$16,464
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	26,444	28,248	54,692	26,597	50,910
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	—	—	(2,961)	(9,837)
Income attributable to noncontrolling interests' share in Operating Partnership	917	697	1,614	151	1,272
FFO to Common Shareholders and Common OP Unit holders	$40,721	$38,221	$78,942	$23,413	$58,809

Add back: acquisition costs, net of bargain purchase gain	—	—	—	—	859
Less: Unrealized holding gain (net of noncontrolling interest share)	(66)	(1,713)	(1,779)	8,881	5,311
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$40,655	$36,508	$77,163	$32,294	$64,979

Adjusted Funds from operations ("AFFO"):
FFO	$40,721	$38,221	$78,942	$23,413	$58,809
Unrealized gains	(66)	(1,713)	(1,779)	8,881	5,311
Straight-line rent, net	(193)	(868)	(1,061)	(920)	(3,627)
Above/below-market rent [2]	(2,087)	(9,631)	(11,718)	(3,183)	(5,148)
Amortization of finance costs	1,085	1,063	2,148	768	1,575
Above/below-market interest	(47)	(50)	(97)	(47)	(94)
Non-real estate depreciation	87	93	180	107	197
Stock-based compensation	3,776	2,279	6,055	2,255	6,142
Leasing commissions	(1,507)	(1,035)	(2,542)	(1,057)	(2,110)
Tenant improvements	(4,805)	(1,053)	(5,858)	(2,250)	(5,653)
Maintenance capital expenditures	(690)	(1,977)	(2,667)	(2,049)	(2,687)
AFFO to Common Shareholders and Common OP Unit holders	$36,274	$25,329	$61,603	$25,918	$52,715

Total weighted-average diluted shares and OP Units	102,539	102,642	102,525	100,281	99,898

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.77	$0.23	$0.59

FFO before Special Items	$0.40	$0.36	$0.75	$0.32	$0.65

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) transaction and other costs that do not occur in the ordinary course of the Company's underwriting and investing business.
2.
The three months ended June 30, 2023 included a non-recurring gain of $7.8 million, or $0.08 per share, from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco, California.

EBITDA
Supplemental Report – June 30, 2023	(in thousands)

	Quarter Ended June 30, 2023			Year to Date June 30, 2023			Quarter Ended June 30, 2022
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$11,200	$(1,924)	$9,276	$16,360	$6,276	$22,636	$(1,623)	$1,249	$(374)

Adjustments:
Depreciation and amortization	21,876	6,465	28,341	41,919	12,953	54,872	22,092	4,612	26,704
Interest expense	12,118	3,696	15,814	23,771	7,202	30,973	9,325	2,705	12,030
Amortization of finance costs	673	390	1,063	1,354	794	2,148	605	163	768
Above/below-market interest	(50)	—	(50)	(97)	—	(97)	(47)	—	(47)
Gain on disposition of properties	—	—	—	—	—	—	—	(2,961)	(2,961)
Unrealized holding gains on investment in Albertsons and other	(1,713)	—	(1,713)	(1,779)	—	(1,779)	8,881	—	8,881
Provision (benefit) for income taxes	88	24	112	110	41	151	122	21	143
Noncontrolling interest - OP	574	—	574	1,368	—	1,368	36	—	36
EBITDA	$44,766	$8,651	$53,417	$83,006	$27,266	$110,272	$39,391	$5,789	$45,180

Adjusted EBITDA:

EBITDA	$44,766	$8,651	$53,417	$83,006	$27,266	$110,272	$39,391	$5,789	$45,180
Stock based compensation	2,279	—	2,279	6,055	—	6,055	2,255	—	2,255
Adjusted EBITDA	$47,045	$8,651	$55,696	$89,061	$27,266	$116,327	$41,646	$5,789	$47,435

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2023	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2023	June 30, 2022	Favorable/ (Unfavorable)	June 30, 2023	June 30, 2022	Favorable/ (Unfavorable)

Summary
Minimum rents	$31,050	$30,025	3.4%	$61,987	$59,713	3.8%
Expense reimbursements	8,589	8,028	7.0%	17,449	16,208	7.7%
Other property income	622	750	(17.1)%	1,633	1,349	21.1%

Total Revenue	40,261	38,803	3.8%	81,069	77,270	4.9%

Expenses
Property operating - CAM & Real estate taxes	10,529	10,557	0.3%	22,316	21,915	(1.8)%
Other property operating (Non-CAM)	1,075	949	(13.3)%	1,912	1,706	(12.1)%

Total Expenses	11,604	11,506	(0.9)%	24,228	23,621	(2.6)%

Same Property NOI - Core properties	$28,657	$27,297	5.0%	$56,841	$53,649	5.9%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	7,076	10,318		15,107	18,006
Core NOI [2]	$35,733	$37,615		$71,948	$71,655

Other same property information
Physical Occupancy at the end of the period	92.3%	87.8%
Leased Occupancy at the end of the period	94.1%	91.9%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.
2.
The Company reclassed $0.2 million and $0.5 million, respectively, for the three and six months ended June 30, 2023 for asset and property management fees to NOI to reflect more accurately property management fees allocable to property operations. The Company also reclassed $0.2 million and $0.4 million, respectively, for the three and six months ended June 30, 2022. Such reclassifications have been reflected in all periods presented and have no impact on reported Same Property NOI.

to Ne

Fee Income by Fund [1]
Supplemental Report – June 30, 2023	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2023
Asset and property management fees	$157	$44	$1,613	$3,567	$308	$5,689
Transactional fees	269	76	696	2,537	96	3,674
Total fees	$426	$120	$2,309	$6,104	$404	$9,363

Quarter Ended June 30, 2023
Asset and property management fees	$88	$24	$803	$1,689	$125	$2,729
Development, construction, leasing and legal fees	57	41	411	1,534	36	2,079
Total fees	$145	$65	$1,214	$3,223	$161	$4,808

Quarter Ended March 31, 2023
Asset and property management fees	$69	$20	$810	$1,878	$183	$2,960
Transactional fees	212	35	285	1,003	60	1,595
Total fees	$281	$55	$1,095	$2,881	$243	$4,555

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Income Statement - Detail and Income Statement - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Income Statement and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.

Structured Financing Portfolio
Supplemental Report – June 30, 2023	(in thousands)

	March 31, 2023			Quarter Ended June 30, 2023					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,3]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[3]	130,945	20,051	150,996	796	—	131,741	24,065	155,806	11.37%	11.48%	Jan-24 to Dec-27

Total Core notes receivable	$190,746	$23,860	$214,606	$796	$—	$191,542	$27,874	$219,416	9.69%	9.89%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$191,542
Fund Notes Receivable						—
Allowance for credit loss						(1,459)
Total Pro-rata Notes Receivable						$190,083

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at June 30, 2023.
3.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.

Transactional Activity
Supplemental Report – June 30, 2023	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Fund V:
Mohawk Commons	Schenectady, NY	January 27, 2023	$62,078	90.00%	$55,870	$11,230

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.

2023 Revised Guidance[1]
Supplemental Report – June 30, 2023

	NAREIT FFO			FFO Before Special Items
	Low		High	Low		High

Prior Guidance Range [1]	$1.19	to	$1.26	$1.19	to	$1.26
Increase to prior guidance due to continued strong leasing and better than anticipated collections	0.02	to	0.03	0.02	to	0.03
Year to date Unrealized holding gain (net of noncontrolling interest share) [2,3]	0.02	to	0.02	N/A	to	N/A
Revised guidance, prior to the incremental portion of BBBY lease termination gain	$1.23	to	$1.31	$1.21	to	$1.29
Incremental portion of gain from BBBY lease termination [4]	0.05	to	0.05	0.05	to	0.05
Revised Annual Guidance	$1.28	to	$1.36	$1.26	to	$1.34

	2023 Guidance
	Revised	Prior

Net earnings per share attributable to Acadia	$0.25 to $0.33	$0.16 to $0.23
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	$1.01	$1.01
Impairment charges (net of noncontrolling interest share)	—	—
Gain on disposition of properties (net of noncontrolling interest share)	—	—
Noncontrolling interest in Operating Partnership	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.28 to $1.36	$1.19 to $1.26
Unrealized holding loss (gain) (net of noncontrolling interest share)	(0.02)	—
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.26 to $1.34	$1.19 to $1.26

_________

1.
The prior guidance range represents the updated guidance previously announced on May 2, 2023, in conjunction with first quarter 2023 earnings, which increased the initial guidance from $1.17 to $1.26.
2.
This represents the actual unrealized mark-to-market holding gain related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the six months ended June 30, 2023. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its guidance assumptions.
3.
It is the Company’s consistent practice to exclude unrealized gains and losses from FFO Before Special Items and to include any realized gains and losses related to the Company’s investment in Albertsons.
4.
Results for the three months ended June 30, 2023 included a gain of $0.08 per share from the termination of the Bed Bath and Beyond below-market lease at 555 9th Street in San Francisco. The Company had budgeted $0.03 per share to be realized throughout 2023 within its initial full year 2023 guidance associated with this lease, resulting in an incremental $0.05 per share relative to its prior full year 2023 guidance.

Net Asset Valuation Information
Supplemental Report – June 30, 2023	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V	Total

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%

Current Quarter NOI
At Pro Rata [1]
Net Operating Income [2,3]	$35,733	N/A5	$157	$717	$4,455	$41,062
Less:
Net operating (income) loss from properties sold or under contract	—	N/A5	4	(2)	—	2
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	4,684	N/A 5	(161)	(83)	—	4,440
Net Operating Income of stabilized assets	$40,417	N/A	$—	$632	$4,455	$45,504

Costs to Date (Pro Rata)
Pre-stabilized assets [4]	$—	N/A [6]	$14,011	$41,236	$—	$55,247
Development and redevelopment projects	697,900	N/A 6	6,700	26,900	—	731,500
Total Costs to Date	$697,900	N/A 6	$20,711	$68,136	$—	$786,747

Debt (Pro Rata)	$1,159,628	$79,821	$8,827	$45,226	$137,810	$1,431,312

_________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Fund’s Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
5.
Amounts omitted as only remaining asset is City Point.

Selected Financial Ratios
Supplemental Report – June 30, 2023	(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2023		2022		2023		2022		LEVERAGE RATIOS	June 30, 2023		March 31, 2023
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$44,766		$39,391		$83,006		$75,073		Debt + Preferred Equity (Preferred OP Units)	$1,437,987		$1,427,611
Interest expense	12,118		9,325		23,771		17,712		Total Market Capitalization	2,887,089		2,831,344
Principal Amortization	799		960		1,613		1,996		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		246		246		Total Market Capitalization	50%		50%
Fixed-Charge Coverage Ratio - Core Portfolio	3.4	x	3.8	x	3.2	x	3.8	x

EBITDA divided by:	$53,417		$45,180		$110,272		$88,353		Net debt [6]	$1,419,588		$1,411,933
Interest expense	15,814		12,030		30,973		22,886		Total Market Capitalization	2,887,089		2,831,344
Principal Amortization	1,104		1,413		2,260		2,674		Net Debt + Preferred Equity/
Preferred Dividends	123		123		123		246		Total Market Capitalization	49%		50%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.1	x	3.3	x	3.3	x	3.4	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,053,582		$1,046,882
									Net debt [5]	1,038,837		1,035,148
Dividends declared (per share/OP Unit)	$0.18		$0.18		$0.36		$0.36		EBITDA	155,790		152,960
									Adjusted EBITDA	164,970		163,771
Dividends (Shares) & Distributions (OP Units) declared	$18,501		$18,373		$36,974		$36,668		Debt/EBITDA - Core Portfolio	6.8	x	6.8	x
FFO	38,221		23,413		78,942		58,809		Debt/Adjusted EBITDA - Core Portfolio	6.4	x	6.4	x
FFO Payout Ratio [8]	48%		78%		47%		62%		Net Debt/EBITDA - Core Portfolio	6.7	x	6.8	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.3	x	6.3	x
AFFO [7]	25,329		25,918		61,603		52,715		Core and Funds:
AFFO Payout Ratio	73%		71%		60%		70%		Debt [4]	$1,431,312		$1,421,140
									Net debt [6]	1,412,913		1,405,462
FFO Before Special Items	36,508		32,294		77,163		64,979		EBITDA	201,677		193,571
FFO Before Special Items Payout Ratio	51%		57%		48%		56%		Adjusted EBITDA	210,857		204,382
									Debt/EBITDA - Core and Funds	7.1	x	7.3	x
									Debt/Adjusted EBITDA - Core and Funds	6.8	x	7.0	x
									Net Debt/EBITDA - Core and Funds	7.0	x	7.3	x
									Net Debt/ Adjusted EBITDA - Core and Funds	6.7	x	6.9	x

Selected Financial Ratios
Supplemental Report – June 30, 2023	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022

Quarter Core EBITDA as reported	$44,766	$150,993	$44,766	$150,993
Add back: Stock-based compensation, net of employee equity elections	—	—	2,295	10,366
Less: Accelerated amortization due to early lease termination	(7,758)	—	(7,758)	—
Subtotal	37,008	150,993	39,303	161,359

Core EBITDA	$148,032	$150,993	$157,212	$161,359
Add back: Accelerated amortization due to early lease termination	7,758	—	7,758	—
Annualized Core EBITDA	155,790	150,993	164,970	161,359

Funds EBITDA as reported	8,651	25,143	8,651	25,143

Annualized Fund EBITDA	34,604	25,143	34,604	25,143
Add back: Special Dividend	11,283	—	11,283	—
Annualized Fund EBITDA	45,887	25,143	45,887	25,143
EBITDA Core and Funds	$201,677	$176,136	$210,857	$186,502

Quarter Ended
Reconciliation of Core Portfolio Debt	June 30, 2023

Core Portfolio Debt per Debt Summary	$1,159,628
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	1,053,582

Fund Portfolio Debt per Debt Summary	271,684
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Fund Debt per EBITDA	377,730

Total Core and Fund Debt for purposes of computing Debt/EBITDA	$1,431,312

Selected Financial Ratios
Supplemental Report – June 30, 2023	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

Portfolio Debt – Summary
Supplemental Report – June 30, 2023	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$806,000	4.3%	3.3	$—	—	—	$806,000	56%	4.3%	3.3	$—	$—	$806,000
Variable-Rate Debt [5]	24,087	6.6%	2.0	402	8.1%	0.3	24,489	2%	6.6%	2.0	1,598	—	26,087
								58%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	304,146	4.2%	3.1	152,219	5.0%	3.1	456,365	32%	4.8%	3.1	353,428	(158,004)	651,789
Variable-Rate Debt [5]	25,395	6.9%	0.1	119,063	7.8%	1.5	144,458	10%	7.7%	1.3	193,989	(47,771)	290,676
								42%

Total	$1,159,628	4.4%	3.2	$271,684	6.2%	2.4	$1,431,312	100%	4.7%	3.0	$549,015	$(205,775)	1,774,552

Unamortized premium							482						292
Net unamortized loan costs							(8,904)						(11,820)
Total							$1,422,890						$1,763,024

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – June 30, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2023	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,528	100.00%	$7,528	4.66%	02/01/24	None
Crossroads Shopping Center		60,147	49.00%	29,472	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	None
Georgetown Portfolio (2008 Investment)		14,666	50.00%	7,333	4.72%	12/10/27	None
State & Washington		21,722	100.00%	21,722	4.40%	09/05/28	None
North & Kingsbury		10,664	100.00%	10,664	4.01%	11/05/29	None
151 North State Street		12,390	100.00%	12,390	4.03%	12/01/29	None
Concord & Milwaukee		2,348	100.00%	2,348	4.40%	06/01/30	None
California & Armitage		2,193	100.00%	2,193	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		806,000	100.00%	806,000	N/A	Various
Secured interest rate swaps [1]		130,000	50.77%	66,000	N/A	Various

Sub-Total Fixed-Rate Debt		1,227,158		1,110,146	4.28%

Secured Variable-Rate Debt
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
Gotham Plaza		17,465	49.00%	8,558	SOFR+171	09/08/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
Sullivan Center		50,000	100.00%	50,000	SOFR+160	11/16/28	None
Secured interest rate swaps [1]		(130,000)	50.77%	(66,000)	N/A	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		180,087	100.00%	180,087	SOFR+150	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+165	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+160	04/06/27	None
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+205	07/29/29	None
Unsecured interest rate swaps [1]		(806,000)	100.00%	(806,000)	N/A	Various

Sub-Total Variable-Rate Debt		125,738		49,482	6.74%

Total Debt - Core Portfolio		$1,352,896		$1,159,628	4.39%

Funds
Fixed-Rate Debt

2207 Fillmore Street [4]	Fund IV	$1,120	20.80%	$233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	15,609	20.81%	3,248	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	31,796	18.09%	5,752	5.95%	03/01/28	1 x 12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	36,000	20.10%	7,236	6.29%	06/01/28	None
Interest rate swaps [1]	Funds II, IV & V	568,267	22.83%	129,753	N/A	Various
Sub-Total Fixed-Rate Debt		678,731		152,219	5.00%

Variable-Rate Debt
146 Geary Street	Fund IV	19,338	23.12%	4,471	SOFR+365	07/15/23	None
Eden Square [4]	Fund IV	21,889	22.78%	4,986	SOFR+235	09/01/23	None
Acadia Strategic Opportunity Fund V LLC	Fund V	2,000	20.10%	402	SOFR+305	11/01/23	1 x 6 mos.

Portfolio Debt – Detail
Supplemental Report – June 30, 2023	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2023	Percent	Amount	Rate	Maturity Date	Options
640 Broadway	Fund III	35,970	24.54%	8,827	SOFR+335	10/09/23	None
Restaurants at Fort Point	Fund IV	5,807	23.12%	1,343	SOFR+245	11/25/23	None
717 N. Michigan Avenue	Fund IV	48,500	23.12%	11,213	SOFR+318	12/09/23	None
Acadia Strategic Opportunity IV LLC	Fund IV	39,200	23.12%	9,063	SOFR+256	12/29/23	None
Elk Grove Commons	Fund V	40,528	20.10%	8,146	SOFR+161	01/11/24	None
Hiram Pavilion	Fund V	28,007	20.10%	5,629	SOFR+200	03/05/24	None
Hickory Ridge	Fund V	27,951	20.10%	5,618	SOFR+200	10/05/24	None
Tri-City Plaza [4]	Fund V	38,406	18.09%	6,948	SOFR+200	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,269	20.10%	12,114	SOFR+180	10/24/24	None
Lincoln Commons	Fund V	38,428	20.10%	7,724	SOFR+180	10/24/24	None
Palm Coast Landing	Fund V	26,137	20.10%	5,254	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	23,979	18.09%	4,338	SOFR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+200	12/20/24	None
Paramus Plaza [4]	Fund IV	28,318	11.56%	3,274	SOFR+236	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	23,198	18.09%	4,197	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza [4]	Fund V	32,536	18.09%	5,886	Prime+013	03/21/25	2 x 12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+250	04/28/25	2 x 12 mos.
New Towne Center	Fund V	16,476	20.10%	3,312	SOFR+220	05/01/25	None
Fairlane Green	Fund V	32,621	20.10%	6,557	SOFR+230	06/05/25	1 x 12 mos.
Trussville Promenade	Fund V	28,683	20.10%	5,765	SOFR+230	06/15/25	1 x 12 mos.
City Point [4]	Fund II	137,485	58.06%	79,821	SOFR+261	08/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,368	20.80%	285	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,350	20.80%	1,113	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+276	11/12/26	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,040	SOFR+261	06/10/27	None
Riverdale [4]	Fund V	37,482	17.97%	6,737	SOFR+246	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+200	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(568,267)	22.83%	(129,753)	N/A	Various
Sub-Total Variable-Rate Debt		421,252		119,465	7.80%
Total Debt - Funds		1,099,983		271,684	6.23%
Total Debt - Core Portfolio and Funds		$2,452,879		$1,431,312	4.74%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is reflected net of additional JV interests.

Future Debt Maturities [1]
Supplemental Report – June 30, 2023	(in thousands)

________

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$2,029	$177,403	$179,432	$1,513	$40,527	$42,040	5.89%	5.63%	6.83%
2024	3,371	69,841	73,212	2,565	36,749	39,314	4.18%	4.09%	8.25%
2025	2,571	313,587	316,158	2,264	305,083	307,347	4.10%	4.10%	N/A
2026	2,920	400,000	402,920	2,542	400,000	402,542	4.04%	4.04%	N/A
2027	2,727	212,537	215,264	2,423	200,052	202,475	4.06%	4.06%	N/A
Thereafter	4,339	161,571	165,910	4,339	161,571	165,910	4.24%	4.24%	N/A
Total	$17,957	$1,334,939	$1,352,896	$15,646	$1,143,982	$1,159,628

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$4,270	$172,529	$176,799	$830	$40,266	$41,096	7.77%	N/A	7.77%
2024	6,722	328,358	335,080	1,281	62,410	63,691	4.04%	3.40%	6.91%
2025	2,313	311,995	314,308	444	113,824	114,268	6.78%	5.70%	7.13%
2026	2,334	48,383	50,717	433	9,861	10,294	6.55%	6.45%	7.47%
2027	2,491	91,284	93,775	459	16,471	16,930	6.42%	6.11%	6.91%
Thereafter	351	128,953	129,304	66	25,339	25,405	5.93%	5.93%	N/A
Total	$18,481	$1,081,502	$1,099,983	$3,513	$268,171	$271,684

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – June 30, 2023	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$2,029	$177,403	$179,432	$1,513	$40,527	$42,040	5.89%	5.63%	6.83%
2024	3,371	69,841	73,212	2,565	36,749	39,314	4.18%	4.09%	8.25%
2025	2,571	133,500	136,071	2,264	124,996	127,260	4.18%	4.18%	N/A
2026	2,920	580,087	583,007	2,542	580,087	582,629	4.04%	4.04%	N/A
2027	2,991	187,402	190,393	2,622	181,200	183,822	4.07%	4.07%	N/A
Thereafter	6,362	184,419	190,781	5,856	178,707	184,563	4.22%	4.22%	N/A
Total	$20,244	$1,332,652	$1,352,896	$17,362	$1,142,266	$1,159,628

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2023	$4,270	$170,529	$174,799	$830	$39,864	$40,694	7.76%	N/A	7.76%
2024	6,925	241,744	248,669	1,315	48,590	49,905	4.06%	3.50%	6.72%
2025	5,435	62,189	67,624	997	11,315	12,312	3.19%	3.09%	7.47%
2026	3,806	309,138	312,944	682	111,721	112,403	6.83%	6.13%	7.06%
2027	2,597	164,046	166,643	478	30,487	30,965	6.41%	5.65%	7.59%
Thereafter	1,091	128,213	129,304	200	25,205	25,405	5.93%	5.93%	N/A
Total	$24,124	$1,075,859	$1,099,983	$4,502	$267,182	$271,684

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – June 30, 2023	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2023	$16,000	2.11%
2024	N/A	N/A
2025	25,000	2.13%
2026	6,000	2.30%
2027	275,000	2.56%
2028	150,000	2.99%
2029	275,000	2.62%
2030	125,000	2.83%
Total	$872,000	2.67%

Funds

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2023	N/A	N/A
2024	46,607	1.32%
2025	23,542	3.45%
2026	8,332	3.52%
2027	15,070	3.39%
2028	7,173	3.80%
2029	29,029	3.23%
2030	N/A	N/A
Total	$129,753	2.65%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving LIBOR or SOFR, as applicable.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Sprinkle, St. Laurent	2011 2012	100.0%	40,384	—	—	40,384	73.6%	—%	—%	73.6%	78.3%	$5,613,718	$188.99
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,277	—	—	53,277	76.1%	—%	—%	76.1%	78.0%	1,703,023	41.98
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,747,931	51.63
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,124,363	33.15
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,381,606	42.93
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,923,822	46.03
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	467,417	35.55
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	78.8%	78.8%	78.8%	728,029	50.58
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	863,674	25.34
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,237,761	37.69
				506,281	—	84,066	590,347	84.9%	—%	90.7%	85.7%	86.2%	25,364,345	50.13
New York Metro
Soho Collection (12 properties)	Faherty, Watches of Switzerland, ALC, Stone Island, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,389	—	—	36,389	70.8%	—%	—%	70.8%	80.9%	9,653,470	374.50
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	—%	—%	—%	—%	100.0%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	100.0%	—%	—%	100.0%	100.0%	1,575,979	268.85
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	312,925	90.18
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,080,044	93.80

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	78.8%	78.8%	100.0%	398,807	34.16
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,847,097	111.13
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,029,144	128.87
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,107,063	27.27
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,111,979	191.34
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,285,105	44.14
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,256,712	103.39
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	3,045,688	444.82
Shops at Grand	Stop & Shop (Ahold), Starbucks	2014	100.0%	—	52,336	47,501	99,837	—%	100.0%	80.6%	90.8%	100.0%	3,269,643	36.07
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,922	25,922	—%	—%	91.6%	91.6%	91.6%	2,001,644	84.34
				171,324	86,950	136,314	394,588	86.7%	100.0%	89.3%	90.6%	97.5%	35,966,231	100.66
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,272,860	130.46
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,734,347	195.31
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,007,207	168.67
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	66.7%	—%	—%	66.7%	66.7%	771,854	56.02
14th Street Collection (3 properties)	Mitchell Gold + Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,439,369	73.96
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—	100.0%	100.0%	100.0%	100.0%	1,877,065	32.55

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
M Street and Wisconsin Corridor (26 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Showfields, Alo Yoga	2011 2016 2019	25.2%	246,672	—	—	246,672	86.9%	—%	—%	86.9%	88.9%	14,575,645	68.03
				286,802	25,134	32,533	344,469	86.3%	100.0%	100.0%	88.6%	90.1%	18,663,933	61.16
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	303,471	289.02

Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,751	31,635	—	121,386	78.8%	100.0%	—%	84.3%	93.6%	4,043,226	39.49

Total Street and Urban Retail				1,078,965	143,719	252,913	1,475,597	85.4%	100.0%	91.2%	87.8%	91.0%	$88,348,413	$68.19

Acadia Share Total Street and Urban Retail				890,240	143,719	239,693	1,273,652	85.2%	100.0%	91.1%	88.0%	91.3%	$76,434,578	$68.20

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	81.6%	87.1%	100.0%	3,438,955	27.42
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,488,816	15.44

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	92.1%	92.1%	94.9%	2,781,419	34.65
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,535,426	29.01
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	71.9%	88.4%	92.2%	1,970,756	35.21
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	108,928	311,655	—%	100.0%	54.8%	84.2%	88.6%	7,957,099	30.32
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,249,811	9.14
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,278,963	34.04

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	87.2%	97.3%	97.3%	1,809,935	17.52

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	85.9%	96.1%	100.0%	2,079,529	9.93
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	79.0%	94.0%	96.7%	2,117,200	21.91

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	97.3%	98.7%	98.7%	1,401,118	14.34

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	71.5%	86.4%	91.1%	2,901,240	14.24

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	98.2%	99.4%	99.4%	4,287,818	18.36

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	25,991	704,421	—%	89.7%	100.0%	90.1%	97.3%	10,819,184	17.05
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	98.1%	3,250,752	32.46
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	698,462	55.08

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,902	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	968,775	26.55
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,289,331	21.76

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Total Suburban Properties				—	2,836,148	1,073,924	3,910,072	—%	97.1%	83.3%	93.3%	96.1%	$64,147,253	$18.90

Acadia Share Total Suburban Properties				—	2,732,757	1,018,371	3,751,128	—%	97.0%	84.9%	93.7%	96.5%	$60,089,132	$18.43

Total Core Properties				1,078,965	2,979,867	1,326,837	5,385,669	85.4%	97.2%	84.8%	91.8%	94.7%	$152,495,666	$32.52

Acadia Share Total Core Properties				890,240	2,876,476	1,258,064	5,024,780	85.2%	97.1%	86.1%	92.2%	95.2%	$136,523,710	$31.17

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2023	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	5.4%
Royal Ahold [2]	3	155,461	3,637,677	2.6%	2.4%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
Verizon	2	26,054	2,835,865	0.4%	1.8%
TJX Companies [3]	8	229,043	2,765,292	3.9%	1.8%
PetSmart, Inc.	4	76,257	2,760,241	1.3%	1.8%
Lululemon	2	7,533	2,614,753	0.1%	1.7%
Trader Joe's	3	40,862	2,499,318	0.7%	1.6%
Fast Retailing [4]	2	32,013	2,430,936	0.5%	1.6%
Alo Yoga	2	22,566	2,391,048	0.4%	1.5%
Supervalu Inc. [5]	2	123,409	1,980,640	2.1%	1.3%
Bob's Discount Furniture	2	68,793	1,941,185	1.2%	1.3%
Tapestry [6]	2	4,250	1,736,804	0.1%	1.1%
Watches of Switzerland [7]	2	13,863	1,705,322	0.2%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [8]	2	37,895	1,363,165	0.6%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
The Home Depot	2	187,914	1,307,040	3.2%	0.8%
TD Bank	2	14,700	1,285,992	0.2%	0.8%
TOTAL	56	1,664,363	$48,898,556	28.1%	31.7%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: H&M (840 N. Michigan), Lowe's (Brandywine), Kohl's (28 Jericho), Bang & Olufsen (Soho) and Nordstrom Rack (State and Washington).
2.
Stop and Shop (3 locations)
3.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2023	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	2,265	0.3%	$15.89	0.1%	—	—	—%	$—	—%
2023 (remainder)	13	63,219	8.3%	47.65	4.7%	3	95,734	3.8%	15.63	3.9%
2024	21	61,467	8.1%	71.22	6.8%	14	510,077	20.1%	12.93	17.2%
2025	23	63,802	8.4%	138.85	13.8%	9	376,598	14.8%	19.14	18.7%
2026	30	74,604	9.8%	141.02	16.4%	9	404,089	15.9%	9.94	10.5%
2027	15	26,791	3.5%	144.04	6.0%	5	155,675	6.1%	21.38	8.7%
2028	16	186,553	24.6%	58.92	17.2%	9	465,514	18.3%	11.66	14.1%
2029	14	41,663	5.5%	88.55	5.8%	3	99,988	3.9%	16.98	4.4%
2030	8	63,747	8.4%	62.13	6.2%	—	—	—%	—	—%
2031	7	41,177	5.4%	69.01	4.4%	2	50,566	2.0%	16.97	2.2%
2032	18	59,042	7.8%	107.26	9.9%	2	62,382	2.5%	12.53	2.0%
Thereafter	14	74,186	9.8%	74.66	8.7%	7	318,547	12.5%	22.07	18.3%
Total	181	758,516	100.0%	$84.40	100.0%	63	2,539,170	100.0%	$15.14	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		131,724					82,390
Total Square Feet		890,240					2,876,476

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	2	2,265	0.1%	$15.89	—%
2023 (remainder)	21	74,859	6.9%	25.94	5.7%	37	233,812	5.3%	27.59	4.7%
2024	33	153,801	14.2%	25.32	11.4%	68	725,345	16.6%	20.50	10.9%
2025	34	109,521	10.1%	29.37	9.4%	66	549,921	12.6%	35.06	14.1%
2026	39	142,809	13.2%	26.05	10.9%	78	621,501	14.2%	29.38	13.4%
2027	38	155,725	14.4%	32.50	14.9%	58	338,191	7.7%	36.22	9.0%
2028	29	113,986	10.5%	41.07	13.7%	54	766,052	17.5%	27.55	15.5%
2029	14	33,108	3.1%	29.20	2.8%	31	174,759	4.0%	36.36	4.7%
2030	11	31,912	2.9%	35.90	3.4%	19	95,659	2.2%	53.38	3.7%
2031	16	83,070	7.7%	29.59	7.2%	25	174,813	4.0%	35.22	4.5%
2032	26	99,384	9.2%	32.79	9.6%	46	220,808	5.0%	46.98	7.6%
Thereafter	18	84,452	7.8%	44.02	10.9%	39	477,185	10.9%	34.13	11.9%
Total	279	1,082,625	100.0%	$31.46	100.0%	523	4,380,311	100.0%	$31.17	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		175,439					389,553
Total Square Feet		1,258,064					5,024,780

_________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Amounts

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2023

	Quarter Ended				Year to Date
	March 31, 2023		June 30, 2023		June 30, 2023
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	1	1	2	2
GLA	2,360	2,360	13,496	13,496	15,856	15,856
New base rent	$50.09	$46.00	$18.72	$17.62	$23.39	$21.84
Previous base rent	$31.94	$32.85	$15.56	$15.56	$18.00	$18.13
Average cost per square foot	$16.57	$16.57	$39.50	$39.50	$36.09	$36.09
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.0	10.0
Percentage growth in base rent	56.8%	40.0%	20.3%	13.2%	29.9%	20.5%

Renewal Leases
Number of renewal leases executed	16	16	18	18	34	34
GLA	52,191	52,191	220,867	220,867	273,058	273,058
New base rent	$32.10	$30.78	$22.32	$21.77	$24.19	$23.49
Expiring base rent	$26.66	$28.42	$18.35	$19.25	$19.94	$21.00
Average cost per square foot	$1.91	$1.91	$2.73	$2.73	$2.57	$2.57
Weighted Average Lease Term (years)	4.6	4.6	6.8	6.8	6.4	6.4
Percentage growth in base rent	20.4%	8.3%	21.6%	13.1%	21.3%	11.9%

Total New and Renewal Leases
Number of new and renewal leases executed	17	17	19	19	36	36
GLA commencing	54,551	54,551	234,363	234,363	288,914	288,914
New base rent	$32.88	$31.44	$22.11	$21.53	$24.15	$23.40
Expiring base rent	$26.89	$28.61	$18.19	$19.04	$19.83	$20.84
Average cost per square foot	$2.54	$2.54	$4.85	$4.85	$4.41	$4.41
Weighted Average Lease Term (years)	4.8	4.8	7.0	7.0	6.6	6.6
Percentage growth in base rent	22.3%	9.9%	21.6%	13.1%	21.7%	12.3%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment project in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2023

	Quarter Ended		Year to Date
	March 31, 2023	June 30, 2023	June 30, 2023	December 31, 2022
Leasing Commissions	$1,507	$1,035	$2,542	$3,459
Tenant Improvements	4,805	1,053	5,858	14,651
Maintenance Capital Expenditures	690	1,977	2,667	8,331
Total Capital Expenditures	$7,002	$4,065	$11,067	$26,441

Fund Overview
Supplemental Report – June 30, 2023

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million	$520.0	Million	$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million	$104.5	Million	$664.0	Million
Acadia's Pro Rata Share	22.2%		61.7	% [2]	24.5%		23.1%		20.1%		31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%		36.1%		45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$488.1	Million	$387.0	Million	$1,969.2	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million	$101.2	Million	$1,294.4	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		45.4%		26.1%		65.7%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$133.0	Million	$176.8	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$70 - 80	Million	$70 - 80	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2023
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – June 30, 2023

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement. The Company now directly owns 1.6 million Albertsons shares.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	205,830	536,278	—%	88.5%	30.7%	66.3%	85.9%	$14,663,216	$41.22

Total - Fund II				—	330,448	205,830	536,278	—%	88.5%	30.7%	66.3%	85.9%	$14,663,216	$41.22

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,094,505	$257.71
Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,094,505	$257.71

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	100.0%	1,887,315	272.26
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,180,492	154.64

New Jersey
Paramus Plaza	Marshall, Hobby Lobby, Skechers	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,262,289	21.25

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,050,946	66.89

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,052,672	14.99

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,168	229,171	—%	100.0%	82.9%	91.6%	97.0%	3,295,103	15.70

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	88.2%	—%	—%	88.2%	93.1%	3,123,967	37.20

WEST
California
146 Geary Street	─	2015	100.0%	10,151	—	—	10,151	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	650,117	116.82

Total - Fund IV				153,514	258,542	284,571	696,627	78.0%	100.0%	85.0%	89.0%	91.7%	$16,502,901	$26.61

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	78.0%	93.1%	95.1%	$3,960,239	$18.97

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,674	211,674	—%	—%	87.3%	87.3%	89.6%	3,967,663	21.48
La Frontera Plaza	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	86.1%	91.4%	92.9%	6,764,447	13.85

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,360,128	12.39
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	91.9%	95.2%	95.2%	5,070,802	19.71

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	80.8%	89.9%	94.8%	7,228,097	15.15

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,790	302,730	—%	100.0%	81.8%	89.6%	89.6%	3,825,867	14.10

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	66.6%	82.4%	93.6%	6,311,718	19.89

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	95,414	512,218	—%	80.7%	47.8%	74.6%	74.6%	4,508,499	11.80
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	68,464	399,338	—%	100.0%	89.9%	98.3%	98.3%	5,539,886	14.12

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	262,257	108,276	370,533	—%	100.0%	100.0%	100.0%	100.0%	4,243,262	11.45

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	79.3%	88.0%	88.0%	5,541,586	13.63

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	86.9%	89.9%	96.3%	7,108,597	20.79

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,440,923	20.67

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,738,972	12.54

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2023

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	75.2%	94.8%	95.1%	4,569,750	10.40

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,419	351,988	—%	100.0%	91.1%	94.4%	94.9%	5,865,089	17.64
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,609,312	12.78

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	96.4%	98.4%	100.0%	5,153,472	21.64

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,673	140,802	372,475	—%	100.0%	94.5%	97.9%	97.9%	4,006,667	10.98

Total - Fund V				—	3,952,808	3,166,397	7,119,205	—%	97.4%	85.9%	92.3%	93.9%	$98,814,975	$15.04

TOTAL FUND PROPERTIES				158,151	4,541,798	3,656,798	8,356,747	78.4%	96.9%	82.7%	90.3%	93.2%	$131,075,597	$17.36

Acadia Share of Total Fund Properties				36,465	1,002,768	785,111	1,824,344	78.5%	95.9%	77.4%	87.6%	92.4%	$31,288,843	$19.58

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Fund Lease Expirations
Supplemental Report – June 30, 2023	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2023 (remainder)	—	—	—%	—	—	—%	1	160	15.3%	64,426	403.90	24.0%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.7%	159,739	112.00	1.9%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	7.4%	1,139,551	74.52	13.4%	—	—	—%	—	—	—%
2028	1	552	0.3%	107,618	195.00	1.3%	1	306	29.4%	73,995	241.80	27.5%
2029	1	580	0.3%	86,965	150.00	1.0%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	40,920	231.28	15.2%
2031	—	—	—%	—	—	—%	1	226	21.7%	53,912	238.28	20.1%
2032	4	78,364	37.9%	1,189,550	15.18	14.0%	1	173	16.6%	35,338	203.68	13.2%
Thereafter	6	110,444	53.4%	5,834,899	52.83	68.5%	—	—	—%	—	—	—%
Total	16	206,658	100.0%	$8,518,323	$41.22	100.0%	5	1,042	100.0%	$268,592	$257.71	100.0%

		104,883	Total Vacant					96	Total Vacant
		311,541	Total Square Feet					1,138	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	3	1,632	0.1%	$29,244	$17.92	0.2%
2023 (remainder)	3	952	0.8%	35,627	37.40	1.1%	43	37,663	3.0%	771,744	20.49	4.0%
2024	5	17,161	14.1%	369,081	21.51	11.0%	97	196,220	15.5%	3,034,795	15.47	15.9%
2025	6	2,130	1.8%	469,575	220.47	14.0%	92	240,131	18.9%	3,362,503	14.00	17.6%
2026	13	18,498	15.2%	491,483	26.57	14.6%	84	116,471	9.2%	2,238,527	19.22	11.7%
2027	11	8,297	6.8%	223,781	26.97	6.7%	79	188,461	14.9%	2,390,099	12.68	12.5%
2028	8	5,735	4.7%	167,015	29.12	5.0%	51	123,402	9.7%	2,159,785	17.50	11.3%
2029	4	15,687	12.9%	322,179	20.54	9.6%	25	69,847	5.5%	794,216	11.37	4.2%
2030	1	346	0.3%	16,278	47.00	0.5%	28	70,642	5.6%	986,922	13.97	5.2%
2031	8	14,337	11.8%	368,055	25.67	10.9%	29	71,676	5.7%	1,044,280	14.57	5.5%
2032	7	25,565	21.0%	610,736	23.89	18.1%	34	76,017	6.0%	1,181,293	15.54	6.2%
Thereafter	5	12,944	10.6%	291,386	22.51	8.7%	25	76,254	6.0%	1,143,325	14.99	6.0%
Total	71	121,652	100.0%	$3,365,196	$27.66	100.0%	590	1,268,416	100.0%	$19,136,732	$15.09	100.0%

		17,047	Total Vacant					104,550	Total Vacant
		138,700	Total Square Feet					1,372,966	Total Square Feet

__________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Development and Redevelopment Activity
Supplemental Report – June 30, 2023

						Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Occupied/ Leased Rate	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range			Estimated Total Range
CORE

Development:
1238 Wisconsin	80.0%	Washington DC	2023	29,000	61%100%	$—	$18.2	$18.2	$8.0	-	$8.6	$26.2	-	$26.8
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	—	9.6	3.8	13.4	TBD	-	TBD	TBD	-	TBD
Total Core Development						$9.6	$22.0	$31.6	$8.0		$8.6	$26.2		$26.8

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2024	241,000	75%/100%	155.0	50.3	205.3	4.7	-	7.7	210.0	-	213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	16%/31%	141.7	0.8	142.5	24.2	-	34.2	166.7	-	176.7
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	86%/86%	29.1	0.2	29.3	TBD	-	TBD	TBD	-	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	32%/51%	14.8	2.3	17.1	3.7	-	6.7	20.8	-	23.8
Mad River	100.0%	Dayton, OH	TBD	TBD	71%/79%	14.3	0.1	14.4	1.8	-	2.2	16.2	-	16.6
840 N. Michigan Avenue	88.4%	Chicago, IL	TBD	87,000	100%/100%	146.5	—	146.5	TBD	-	TBD	TBD	-	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	100%/100%	87.2	—	87.2	TBD	-	TBD	TBD	-	TBD
Brandywine Holdings	100.0%	Wilmington, DE	TBD	96,000	69%/69%	24.0	—	24.0	TBD	-	TBD	TBD	-	TBD
Total Core Redevelopment						$612.6	$53.7	$666.3	$34.4		$50.8	$413.7		$430.1

Total Core Development and Redevelopment						$622.2	$75.7	$697.9	$42.4		$59.4	$439.9		$456.9

FUNDS

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	TBD	TBD	—	3.0	3.7	6.7	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	12%/24%	26.9	—	26.9	TBD	-	TBD	TBD	-	TBD
Total Funds Development and Major Redevelopment						$29.9	$3.7	$33.6	$—		$—	$—		$—

Total Core and Funds Development and Major Redevelopment						$652.1	$79.4	$731.5	$42.4		$59.4	$439.9		$456.9

_________

Development and Redevelopment Activity
Supplemental Report – June 30, 2023

Property	Key Tenants	Description
CORE

Development:
1238 Wisconsin	Wolford, Everbody, Outerknown	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)
Henderson - Development 1 & 2	TBD	Ground up development for mixed-use street-level retail spaces and upper-level office spaces

Major Redevelopment:
City Center	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods
555 9th Street	The Container Store	Re-tenanting and potential split of former 46,000 sf Nordstrom and 73,000 sf Bed Bath and Beyond; façade upgrade and possible vertical expansion
651-671 West Diversey	TBD	Discretionary spend for future re-tenanting and re-configuration of approximately 30,000 sf
Route 6 Mall	TJ Maxx	Discretionary spend for re-tenanting former 120,000 sf Kmart anchor space once tenant(s) are secured
Mad River	TBD	Discretionary spend for the re-tenanting former 33,000 sf of Babies R Us space once tenant(s) are secured
840 N. Michigan Avenue	TBD	Discretionary spend for future re-tenanting
664 N. Michigan Avenue	TBD	Discretionary spend for future re-tenanting
Brandywine Holdings	TBD	Discretionary spend for future re-tenanting

FUNDS

Development:
FUND III
Broad Hollow Commons	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up

FUND IV
717 N. Michigan Avenue	Alo Yoga	Discretionary spend upon securing tenant(s) for lease up

Important Notes
Supplemental Report – June 30, 2023

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.